Palomar®

2025

Investor Day

March 20, 2025

Disclaimer

PALOMAR HOLDINGS INVESTOR DAY 2025

This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this presentation.

Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “target”, “projects”, “contemplates”, “believes”, “estimates”, “predicts”, “would”, “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends.

The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

Palomar's Leadership

PALOMAR INVESTOR DAY 2025

Mac Armstrong
Chief Executive Officer


Jon Christianson
President


Chris Uchida
Chief Financial Officer


Robert Beyerle
Chief Underwriting Officer


Tim Carter
Chief People Officer


Althea Garvey
Chief Claims Officer


Angela Grant
Chief Legal Officer
Corporate Secretary


Ethan Genteman
Chief Actuarial Officer


Rudy Hervé
Chief Operating Officer


Jon Knutzen
Chief Risk Officer


Kyle Morgan
Chief Strategy Officer


James Long
Chief Technology Officer


Jake Armstrong
Executive Vice President
Operations


Chris Cebula
Executive Vice President
Reinsurance


Benson Latham
Executive Vice President
Head of Crop


Tricia Panaguiton
Executive Vice President
Reinsurance


David Sapia
Executive Vice President
Head of E&S Casualty


Jason Sears
Executive Vice President
Head of Programs and Fronting


● 2025 Investor Day Speaker

Today's Agenda

PALOMAR INVESTOR DAY 2025

8:30am – 9:00am	Executive Summary
9:00am – 10:15am	Specialty Product Lines
10:15am – 11:00am	Q&A
11:00am – 11:15am	Break
11:15am – 11:55am	Operational Departments
11:55am – 12:15pm	Palomar 2X and Modeling Update
12:15pm – 12:40pm	Q&A
12:40pm – 12:45pm	Closing Remarks



Mac Armstrong
Chief Executive Officer, Founder
and Chairman of the Board

Executive Summary

Palomar®

Palomar Overview

PALOMAR IS BUILDING A SPECIALTY MARKET LEADER

Specialty insurer using data analytics, underwriting acumen, and risk transfer expertise to capitalize on market dislocations

AM Best "A" (Excellent) Financial Strength Rating (FSC) X group rating

Five product categories: Earthquake, Inland Marine & Other Property, Casualty, Fronting, and Crop

3rd largest earthquake insurer in the United States

Admitted and E&S offerings with nationwide scope

Multi-channel distribution serving residential and commercial clients; products resonate with producers, other insurers and reinsurers

Risk transfer strategy limits exposure to major events and reduces earnings volatility

Experienced management team with industry expertise and longstanding collaboration

Delivering Profitable Growth and Strong Returns for Investors

REDUCED VOLATILITY TO DRIVE CONSISTENT GROWTH AND MARKET-LEADING RETURNS


Gross Written Premium and Adjusted Net Income
$34
$8
$52
$71
$94
$134
$252
$354
$535
$882
$1,142
$1,542
2019
2020
2021
2022
2023
2024
Gross Written Premium ($M)
Adjusted Net Income ($M)


Total Shareholder Return Since IPO
700%
600%
500%
400%
300%
200%
100%
0%
PLMR Price: $134
2019
2020
2021
2022
2023
2024
March 17, 2025
TSR

Industry Leading Profitability

ATTRACTIVE BUSINESS MODEL GENERATING INDUSTRY LEADING PROFITS

Combined Ratio


100%
103%
102%
97%
76%
76%
71%
74%
2021
2022
2023
2024
Palomar(1)
P&C Industry(2)

Return on Equity (ROE)


22%
22%
18%
14%
8%
6%
4%
2021
2022
2023
2024
Palomar(1)
P&C Industry(2,3)

Adjusted Net Income (ANI) per Employee


$527,711
$439,061
$373,476
$353,927
$74,166
$68,833
$86,381
$103,678
2021
2022
2023
2024
Palomar ANI per Employee
Median Peer Group ANI per Group(4)

1. Palomar metrics use Adjusted Combined Ratio and Adjusted Return on Equity
2. Source: S&P CapIQ
3. Return on Average Equity
4. 2024 Palomar Proxy Peer Group

Palomar 2X Strategy

A STRATEGIC IMPERATIVE INTRODUCED IN 2022 TO DOUBLE ADJUSTED UNDERWRITING INCOME AND ACHIEVE AN ADJUSTED ROE ABOVE 20% OVER AN INTERMEDIATE TIMEFRAME

FUNDAMENTAL PRINCIPLES


ORGANIC GROWTH
ANCHORED BY OUR EARTHQUAKE FRANCHISE
LOW VOLATILITY – SPECIALTY LINES FOCUS
CONSERVATIVE AND COMPREHENSIVE RISK TRANSFER STRATEGY
ENTRY INTO NEW MARKETS
SCALE THE BUSINESS

ACHIEVED INTIAL ADJUSTED UNDERWRITING INCOME GOAL WITHIN 3 YEARS

Since our Last Investor Day (June 2022)

STRONG EARNINGS GROWTH AND BALANCE SHEET EXPANSION

Adjusted Net Income ($M)


CAGR: 37%
$52
$71
$94
$134
$186(1)
2021
2022
2023
2024
2025E

Book Value ($M) and Adjusted ROE


14%
18%
22%
22%
$394
$34
$385
$22
$471
$729
2021
2022
2023
2024
Book Value
Stock Buyback
Adjusted ROE

1. Midpoint of 2025 adjusted net income guidance range

Since Our Last Investor Day (June 2022)

NOTABLE ACHIEVEMENTS AND ADDITIONS OF TOP INDUSTRY TALENT

- Formed Laulima Reciprocal Exchange
- Upgraded to “A” and achieved FSC X by AM Best
- Scaled Casualty franchise and entered E&S Casualty market
- Entered the Crop Market
- Crop MGA acquisition: Advanced AgProtection ("AAP")
- Surety acquisition: First Indemnity of America ("FIA")
- Significantly reduced wind exposure and associated earnings volatility

	Name	Year Joined	Prior Professional Experience
	**Matt Grunewald** Executive Vice President, Reinsurance	**2023**	Tamesis DUAL | Greenlight Re | Guy Carpenter | Collins
	**Tricia Panaguiton** Executive Vice President, Reinsurance	**2024**	Guy Carpenter | Abbott | Aon Benfield
	**Tim Carter** Chief People Officer	**2024**	LPL Financial, Inc. | G4S Integrated Services | Parexel | Home Depot
	**Rudy Hervé** Chief Operations Officer	**2024**	SCOR | QBE | Bain & Company | Orange Ventures | Morgan Stanley
	**Althea Garvey** Chief Claims Officer	**2024**	LifeCare | AIG | Jacoby & Meyers
	**Benson Latham** Executive Vice President, Head of Crop	**2024**	Great American | Validus Specialty | ProAg
	**James Long** Chief Technology Officer	**2024**	RenaissanceRe | Guy Carpenter | John B. Collins Associates
	**David Sapia** Executive Vice President, Head of E&S Casualty	**2024**	HDI Global | Axis | Guy Carpenter
	**Tim O’Donavon** Executive Vice President, Investments	**2025**	Goldman Sachs

2025 Strategic Imperatives

WELL-POSITIONED TO CAPITALIZE ON OPPORTUNITIES IN THE YEAR AHEAD

Integrate and Operate

- Monetize and scale 2024 investments
- Integrate FIA and AAP
- Execute on framework for operational excellence
- Industry leader in analytics, data, talent development
- Invest where clear ROE is achievable

Build New Market Leaders Deliberately

- Lean into the market with a long-term view
- Leverage growing balance sheet
- Grow net earned premium on targeted lines of business
- Continue to develop Crop and Casualty into market-leading franchises

Remember What We Like (and Don't)

- Sustain profitable growth in heritage markets
- Strong market knowledge and positioning provide continued growth and profitability
- Scalable business mix offers opportunity to hedge in soft market cycles

Consistent Earnings (+ from New Areas)

- Disciplined underwriting and reinsurance remain central to predictable results
- Crop and Surety aren't tied to traditional P&C market cycles
- Additional meaningful impacts as we achieve critical mass:
  - Investment portfolio
  - Conservative reserves
  - Claims management

Key Themes for Today

DRIVING PROFITABLE GROWTH WITH A PROVEN STRATEGY AND INDUSTRY-LEADING TALENT

Company Vision: We are building a market-leading specialty insurer

Business Strategy and Palomar 2X: We have a proven approach to execution and to delivering consistent and profitable growth

Competitive Advantage: Our success stems from differentiated underwriting, strategic risk transfer, and experienced leadership

Underwriting & Risk Transfer: Our conservative underwriting and risk management ensure steady returns without sacrificing growth

Attracting Best-in-Class Talent: We are an attractive destination for industry-leading talent

Market Adaptability: We enter markets that meet our risk-adjusted return profile and decisively exit unprofitable businesses

Consistent Earnings: We are focused on delivering consistent earnings growth through a diversified portfolio of businesses



Jon Christianson
President



Robert Beyerle
Chief Underwriting Officer



David Sapia
EVP, Head of E&S Casualty



Benson Latham
EVP, Head of Crop



Kyle Morgan
Chief Strategy Officer

Specialty Product Lines

Palomar®

Portfolio of Specialty Insurance Products

THE EVOLUTION AND GROWTH OF A DIVERSIFIED SPECIALTY INSURANCE LEADER


2018
TOTAL GWP:
$155M
66%
34%
2022
TOTAL GWP:
$882M
39%
27%
25%
9%
2024
TOTAL GWP:
$1.5B
34%
22%
22%
15%
7%
Earthquake
Inland Marine & Other Property
Fronting
Casualty
Crop

Earthquake — Product Overview & Underwriting Focus

INDUSTRY LEADER IN THE COMMERCIAL AND RESIDENTIAL EARTHQUAKE MARKETS


CAGR: 27%
$262
$346
$437
$523
2021
2022
2023
2024
Earthquake GWP(1)

- Analytical underwriting with distinctive pricing model
- Sector expert with specialized product offerings
- Attractive risk-adjusted returns
- Admitted and E&S product offerings
- Balanced portfolio of residential and commercial business
- Best-in-class reputation makes Palomar the go-to Earthquake partner
- Comprehensive risk transfer strategy


Residential Earthquake


Commercial Earthquake

1. Annual GWP in $M

United States Earthquake Insurance Market

STEADILY TAKING SHARE IN A GROWING EARTHQUAKE MARKET

United States Earthquake Insurance Market Growth



2%
4%
4%
5%
7%
7%
$3,251
$3,596
$4,262
$4,777
$5,269
$6,151
2018
2019
2020
2021 (3)
2022
2023
Total Earthquake Market GWP (1)(2)
Palomar Market Share

1. Annual GWP in $M
2. Source: S&P CapIQ
3. FM Global reclassified Earthquake premium in 2021

Earthquake — Current Outlook

CONTINUED MARKET EXPANSION AND PROFITABILITY

Market Conditions

- Continued dislocation in California (CEA and Homeowners) creates growth opportunity
- Residential and Commercial products provide balance across all market cycles
- Underlying profitability metrics near all-time high
- Softening property catastrophe reinsurance market offers potential for material cost savings and earnings growth

Areas of Focus

- Execute mid-teens GWP growth in 2025
- Increase market share in California and the United States
- Maintain terms and conditions and inflation guards
- Leverage E&S company in the residential market
- Strengthen strategic partnerships (new and existing)
- Continuously evaluate risk transfer strategy to enhance economics

Inland Marine & Other Property — Product Overview & Underwriting Focus

A DEFINED APPETITE OF SPECIALTY PROPERTY PRODUCTS


CAGR: 20%
$193
$233
$250
$334
2021
2022
2023
2024
Inland Marine & Other Property GWP(1)

- Mix of residential and commercial business
- Admitted and E&S product offerings
- Deliberate exposure management
- Controlled net line size
- Limited continental United States hurricane exposure
- Proven risk-adjusted returns


Builders Risk
Excess National Property
Motor Truck Cargo
Contractors Equipment
Hawaii Hurricane
Residential Flood
Commercial All Risk

1. Annual GWP in $M

Inland Marine & Other Property — Current Outlook

OPPORTUNITIES FOR EXPANSION AND OPERATIONAL EXCELLENCE

Market Conditions

- Large market opportunity
- Stabilizing property market
- Favorable reinsurance capacity and pricing available
- Rate change varies by risk profile and geography

Areas of Focus

- Remember what we like and what we don’t
- Strategically expand geographic presence
- Continuous investment in adding industry leading underwriting talent
- Accelerate operational scalability
- Deliberately increase net retention

Inland Marine & Other Property — Primary Growth Vectors

PRODUCT DIVERSIFICATION AND STABLE GROWTH VECTORS

Builders Risk

- Proven line of business driven by top-tier underwriting expertise and long-term relationships
- Significant market opportunity with strong growth potential
- Continued geographic expansion for risk diversification and access to new distribution channels

Excess National Property

- Mitigating shock loss exposure through risk selection, attachment and reinsurance
- Maintaining minimal catastrophe exposure for portfolio stability
- Opportunity to increase net retention as the book of business develops and matures

Hawaii Hurricane

- Recognized as the 2nd largest provider of standalone Hawaii Hurricane insurance coverage
- Fee-based model via Laulima designed to limit earnings volatility and enhance stability
- Growth driven by rate increases rather than substantial exposure expansion

Fronting — Product Overview & Underwriting Focus

FEE GENERATIVE PROGRAMS PROVIDING PRODUCT DIVERSIFICATION


CAGR: 22%
$223
$352
$333
2022
2023
2024
Fronting GWP(1)

- Deliver fee-generating services to a select group of MGAs, carriers, and reinsurers
- Offers R&D opportunity for emerging underwriting disciplines
- Focus on comprehensive partner and program management
- Target partners with high credit quality lacking regulatory qualifications
- Enter new markets as a non-risk-bearing insurance entity
- Flexibility to selectively participate in risk over time
- Fully reinsured and collateralized model

1. Annual GWP in $M

Fronting — Current Outlook

STRONG GROWTH WITH EXISTING PARTNERS AND A HEALTHY PIPELINE OF POTENTIAL PARTNERSHIPS

Market Conditions

- Increased carrier competition softening the market
- Trend toward “participatory front” arrangements
- MGAs exploring integrated carrier arrangements
- Dependence on multiple third parties

Areas of Focus

- Monitor potential marketplace disruption
- Continued emphasis on credit worthiness of counterparties
- Maintain high standards of selectivity within pipeline
- Contract certainty remains key in this segment

Casualty — Product Overview & Underwriting Focus

INDUSTRY EXPERTS RESPONSIBLY GROWING PALOMAR'S FOOTPRINT IN A LARGE ADDRESSABLE MARKET


CAGR: 72%
$46
$80
$90
$236
2021
2022
2023
2024
Casualty GWP (1)

- Specialty Casualty insurance for niche markets
- Targeting shorter-tail Casualty lines
- Complementary to property products
- Insulated from pre-2020 accident year adverse market development
- Admitted and E&S product offerings
- Disciplined growth: modest gross and net limits to manage volatility
- Prudent risk selection to mitigate exposure to social inflation
- Implemented conversative reserving practices across entire portfolio


Primary Casualty
E&S Casualty
FOR SALE
Real Estate Errors and Omissions
Professional Liability
Environmental Liability

1. Annual GWP in $M

Casualty — Current Outlook

NICHE PRODUCT FOCUS AND CONSERVATIVE RESERVING PRACTICES

Market Conditions

- Ample opportunities within current risk appetite
- Inflation continues to cause industry-wide adverse development
- Outsized large loss activity
- Adequate reinsurance capacity

Areas of Focus

- Adhere to disciplined underwriting
- Scale new lines of business and explore market adjacencies
- Maintain conservative reserving philosophy
- Drive operational scale (Technology and Claims)
- Deliberately increase net retention
- Integrate FIA and expand existing footprint

Casualty – E&S Casualty Case Study

E&S CASUALTY WILL BOLSTER CASUALTY FRANCHISE AND FUEL PROFITABLE GROWTH

Market Thesis

- Post-COVID market hardening has created a profitable E&S opportunity
- Capacity deployment in the low attaching excess space where competition is lessened, rates are redundant, and reinsurance support more available
- Deepen Palomar's distribution relationships with an E&S Casualty offering in an underserved space

Underwriting Appetite

- Two underwriting verticals: construction and non-construction risks
- Focus on differentiated segments for diversification while giving the broker the optic of Palomar as a "go-to" market
- Prioritize vetted commercial contractors with strong risk management protocols and a stable/highly experienced workforce

Avoiding & Minimizing

- Auto liability, construction defect, and latent/catastrophic injury product exposures
- Jumbo and National accounts
- States where third-party litigation funding and nuclear verdict activity thrive

Managing Volatility

- Leverage disciplined underwriting of experienced leadership
- Real-time portfolio monitoring to steer the portfolio as market conditions and litigation trends dictate
- Mindful of net and aggregate limits
- Robust treaty and facultative reinsurance support

Crop – Product Overview & Underwriting Focus

EMERGING NEW LINE DIVERSIFIES EXISTING PRODUCT PORTFOLIO


CAGR: 308%(2)
$12
$116
$200
2023
2024
2025E
Crop GWP(1)

- Access to the $18 billion annual Crop insurance market
- One of only 12 approved insurance providers (AIP) recognized by the federal government
- Uncorrelated to traditional P&C cycles
- Internal investments and strategic partnerships provide deep expertise, innovative technology and analytics
- Transformed risk participation from 5% to 30% in 2025


Multi-Peril Crop Insurance
Crop Hail
Livestock

1. Annual GWP in $M
2. CAGR includes 2025 estimated GWP target

Crop – Current Outlook

SIGNIFICANT GROWTH CONTRIBUTOR IN 2025 AND BEYOND

Market Conditions

- Consistent market growth over the past decade
- 2024 realized expected underwriting profitability
- Q3 earned premium seasonality
- Stable but reduced panel of long-term market participants
- Relationship based business

Areas of Focus

- Deliver over $200 million of GWP in 2025; targeting $500 million in the intermediate future
- Drive operational scale and increase market share
- Geographic expansion and diversification
- Utilize both private reinsurance and the Risk Management Agency (RMA) to spread risk and optimize economics

Crop – Geographic Focus and Calendar

CURRENT STATE OF THE MARKET + CORE TARGET AREAS


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Group 1 Production States
Groups 2 & 3 Production States
Targeted Palomar States

1st Quarter
- Sales closing date for Multi-Peril Crop Insurance (MPCI)
- Private reinsurance placement
- Annual PRF premium recorded as written

2nd Quarter
- Majority of row crops are planted in the US
- Private Products are purchased

3rd Quarter
- MPCI premium established
- Livestock sales
- Greater than 60% of the gross written and gross earned premiums for the year are recognized

4th Quarter
- Loss adjustments
- Farmers pay premiums

Quarterly Seasonality of Gross Earned and Written Premiums

	Products	Q1	Q2	Q3	Q4	Total
2024 Gross Written Premium	Total Crop	33%	2%	51%	14%	100%
2024 Gross Earned Premium	Total Crop	12%	8%	56%	24%	100%
2025 Gross Written Premium[1]	Total Crop	15-25%	0-10%	60-70%	5-15%	100%
2025 Gross Earned Premium[1]	Total Crop	0-10%	0-10%	65-75%	15-25%	100%

1. Projected premium range

Strategy for Entering New Lines of Business

REPEATABLE AND SCALABLE PROCESS FOR EFFECTIVELY BRINGING PRODUCTS TO MARKET


Identify Market
Buy or Build
Leverage Talent
Apply Systems & Analytics
Comprehensive Risk Transfer Strategy
Launch Product
Palomar®

KEY ATTRIBUTES

Strong growth profile | Attractive risk-adjusted returns | Minimal volatility | Modest net line size | Predictable earnings

Crop Acquisition - Advanced AgProtection (AAP)

EXPANSION INTO HIGHLY SPECIALIZED AND PROFITABLE LINE OF BUSINESS WITH A HEALTHY GROWTH PROFILE


$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
45%
35%
25%
20%
15%
5%
-5%
-15%
-25%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
P&C MPCI GWP(1)
UW Gain
Average Underwriting Gain

1. Annual GWP in $B

Company Profile

- Texas headquartered MGA
- Industry experts with longstanding Crop Insurance relationships
- Palomar made strategic investment in AAP in 2023

Strategic Rationale

- Strengthen agency relationships to expand distribution and market penetration
- Optimize reinsurance to improve economics
- Transition to a traditional AIP model for broader appeal and credibility
- Leverage scalable infrastructure for growth
- Create operational efficiency with in-house oversight


Multi-Peril Crop Insurance
Crop Hail
Livestock

Surety Market Entry + Acquisition of First Indemnity of America

ENTRY INTO PROFITABLE, GROWING LINE OF BUSINESS WITH LIMITED CORRELATION TO THE P&C CYCLE

Combined Ratio – Surety vs P&C Industry


100%
103%
102%
76%
76%
71%
Average Spread of 27%
2021
2022
2023
Surety(1)
P&C Industry(2)

- Acquired First Indemnity of America (FIA), a NJ-based surety carrier, in January 2025
  - FIA specializes in contract surety bonds for small to medium sized contractors in the Northeast US
  - Deep expertise in underwriting and claims
  - 2024 results: 21% GWP growth, 22% ROE
- Opportunity to expand limits and retain additional risk
- Will utilize Palomar's existing surety licenses
- Pursuing a Federal T-Listing


Contract Bonds

1. Source: Conning
2. Source: S&P CapIQ

Q&A

Palomar®

Break

Palomar®


Jon Knutzen
Chief Risk Officer


Ethan Genteman
Chief Actuarial Officer


Rudy Hervé
Chief Operating Officer


Althea Garvey
Chief Claims Officer


Tim Carter
Chief People Officer

Operations

Palomar®

Palomar Approach to Risk Transfer

RISK TRANSFER IS CENTRAL TO PALOMAR'S OVERALL STRATEGY AND 2X PHILOSOPHY

Manage Volatility

- Conservative risk tolerances that mitigate net exposure to catastrophe, shock, and attritional losses
- Efficient management of gross and net lines

Support Growth

- Dynamic programs designed to scale with exposure growth and needs of underwriting
- Diverse and well-capitalized reinsurance panels
- Growth in Palomar's capital enables increased net retentions

Control Ceded Expense

- Robust portfolio analytics
- Access to both traditional reinsurance and insurance-linked securities

Comprehensive & Diverse Utilization of Risk Transfer Products

EMPLOY A DIVERSE SUITE OF PRODUCTS TO MANAGE RISK, REDUCE EARNINGS VOLATILITY AND SUPPORT GROWTH

Facultative

- Individual risk-specific protection
- 'Second set of eyes' for individual risk underwriting
- Effective for newer lines of business or complex risks

Inland Marine
Other Property
Casualty

Quota Share

- 'First dollar' pro-rata partner for portfolio
- Control net line size and volatility for new and existing business
- Mitigate shock losses
- Generate fee income

Earthquake
Inland Marine
Other Property
Casualty
Fronting
Crop

Excess of Loss(XOL)

- Applies on either a per-risk or a portfolio basis (e.g. Catastrophe XOL)
- Efficient protection against severity of a single event or loss above a fixed dollar retention

Earthquake
Inland Marine
Other Property
Crop

Catastrophe Bond

- Provides fixed economics and capacity via multi-year treaties
- Diversify beyond traditional reinsurance
- Fully collateralized model

Earthquake

Risk Transfer Case Study

PROPERTY CAT REINSURANCE PROGRAM DEPLOYS MULTIPLE TOOLS TO ACHIEVE OPTIMAL RESULT

- Strategy blends Excess of Loss, Quota Share, and Insurance-Linked Securities
- Program supported by over 100 reinsurers, accessing both rated and fully collateralized markets
- Mix of one-year and multi-year limit to reduce reinsurance market price volatility
- Consideration given to reinsurers' risk appetite (e.g., single peril exposures)
- Successful 1/1 Earthquake Quota Share renewal with sufficient reinsurance market capacity to support future growth


CA COMMERCIAL EARTHQUAKE QUOTA SHARE
15% CESSION
RETENTION
SINGLE SHOT INURING EQ
$1.125B xs $325M CAT BONDS & TRADITIONAL LIMIT
RETENTION
CORE CAT XOL TOWER
$1.855B
$3.2B Total EQ
EQ-ONLY
$735M
EQ + HAWAII HURRICANE
$100M
ALL PERILS
$20M(3)
$15.5M(2)
RETENTION(1)

1. Core Catastrophe XOL retention excludes modest additional premium of first and second layers
2. $15.5M retention for all covered events excluding Earthquake
3. $20M retention for Earthquake events

Actuarial Strategy & Reserving Philosophy

BUILDING STRENGTH: A DISCIPLINED APPROACH TO RESERVING

Quantitative

Data-Driven Precision: Leveraging Stochastic Models for Unbiased Estimates

- Streamlined analysis using actuarial-standard models
- Reserves set by experienced actuaries and claims professionals
- Analysis of loss types to capture seasonality, demand surge, and trends

Conservative

Reserving with Caution: Protecting Against Future Uncertainty

- Swift response to negative developments, cautious approach to positive news
- Casualty reserves remain unreleased
- Scenario testing to ensure downside risk is understood

Collaborative

Integrated Insights: Aligning Data with Business Expertise

- Incorporation of insights from claims, underwriting, and senior management
- Results leveraged to enhance the pricing/reserving feedback loop

Reserve History

BUILT FOR STABILITY: RESERVING TRENDS AND FINANCIAL STRENGTH



Gross and Net Reserves(1)
$600
$500
$400
$300
$200
$100
2020
2021
2022
2023
2024
Total Net
Casualty Net
Total Gross
Casualty Gross



Palomar Reserves & Surplus
11%
20%
21%
21%
$394
$385
$471
$729
2021
2022
2023
2024
Surplus(2)
Total Net Reserves as % of Surplus



Overall Net Reserves
41%
56%
61%
74%
59%
44%
39%
26%
2021
2022
2023
2024
Net Case Reserves
Net IBNR

(1) Gross and Net Reserves in $M
(2) Surplus figures are in $M

Technology & Operations

KEY ENABLER OF SPEED-TO-MARKET AND DIFFERENTIATION

Built for Speed

- Scalable core systems leveraging best-in-class vendors
- Proven playbooks for new product launches
- Early adoption of business process outsourcing services for rapid scaling and cost efficiency

Investing in What Differentiates Palomar

- PASS[1] and frontends endorsed by Producer and Carrier partners
- Sophisticated pricing tools with automated external data ingestion
- Performance and exposure management data assets

Leveraging AI & New Technologies

- Third-party data enrichment leveraging AI models for mining data and images
- AI-driven automation in underwriting process
- Active monitoring of Insurtech innovation landscape

1. Palomar Automated Submission System

Technology & Operations

INTEGRATE AND OPERATE: DRIVING EFFICIENCY GAINS WHILE BUILDING THE FUTURE PALOMAR

2025 Roadmap

- Specific initiatives for the launch and integration of Crop and Surety
- Continued investments in modernizing Producer, Underwriting and Claims systems
- Continued investments in underlying data infrastructure
- Risk-selection and pricing model upgrades driven by AI-enabled datasets

Long-term Objectives

- Building the ecosystem and infrastructure for a best-in-class specialty insurer
- Enabling up to five product launches per year
- Continue to scale the organization, fully decoupling premium growth from operational expenses growth
- Continue to stay at the forefront of new technology adoption in support of differentiated risk selection, pricing, and risk transfers

Claims Management

DIVERSIFIED USE OF THIRD-PARTY ADMINISTRATORS (TPAS) TO MANAGE CLAIMS AND LIMIT DOWNSIDE RISK

Claims Management Strategies to Limit Downside Risk

DEEP RELATIONSHIPS

Constant communication with claims panel including TPAs, legal partners, reinsurers, claimants and regulators

DATA MONITORING AND REPORTING

Enhanced claims data views and reporting

Internal data team and external partnerships allow for analytical claims management

PARTNER ACROSS THE ORGANIZATION

Continue working closely with Underwriting, Programs, Actuarial and Operations to ensure risks are being managed closely

OVERSIGHT OF TPAs AND PROGRAM ADMINISTRATORS

Proactive performance management of TPAs and Program Partners

Monthly claims data review, quarterly audits schedule, SOX reviews and loss cost management

- Outsource claims handling to multiple specialized TPAs due to low frequency of mature books (Earthquake, Hawaii Hurricane)
- Use of in-house expertise, external analysis, underwriters, and legal counsel to estimate ultimate losses
- Opportunity to leverage TPA expertise in specialized lines of business
- Management oversees TPAs, ensuring catastrophe preparation, loss reserves, claim evaluation, arbitration, mediation, and settlement
- TPAs enable quick mobilization of adjusters to affected areas, helping mitigate demand surge after catastrophes

2025 Objectives

- Investment in full service in-house claims handling
- TPA assessments and benchmarking
- Advancements in technology and data initiatives

Palomar 2X Strategy is Strengthened by Our People

TALENT SYSTEMS ARE INFORMED BY OUR MISSION, VISION AND VALUES

Mission

Palomar is built on a culture of agility, innovation and problem-solving that delivers peace of mind and protection to individuals and businesses impacted by adversity.

Vision

To build solutions that expand our positive impact on the people, businesses, and communities we serve.

Values

Authenticity, Agility, Innovation, Diversity, Accountability

OUR INTENTIONAL FOCUS ON MISSION, VISION AND VALUES TRANSLATES INTO CREATING A DYNAMIC, RESILIENT, AND GROWING WORKFORCE

Key People Metrics

Headcount

- **310** Current*
- **253** YE 2024
- **105%** 3-year growth rate

*Current headcount jump (compared to YE 2024) largely impacted by FIA acquisition effective 1-1-25

Movement

- **9%** Turnover YE 24
- **23%** Employees with less than one-year*
- **25%** Internal Mobility

*Maintaining a strong culture is important as one out of every four employees is a new hire

Satisfaction

- **87%** Engagement*
- **75th Percentile** Total Rewards**
- **40%** Volunteerism

*Past 3 years average is 84%
**Our pay and benefits remain a competitive advantage

2025 Talent Priorities

FOCUS ON ATTRACTING AND DEVELOPING GREAT TALENT TO CREATE A DYNAMIC, RESILIENT, AND EFFICIENT WORKFORCE



How We Work

Support Palomar's "Integrate and Operate" strategic imperative

- Optimize operational excellence through proven employee performance management systems
- Drive Palomar values and behaviors through heightened individual and team goals alignment
- Provide consistent approach to change management to bolster efficiency on how we get things done



How We Grow

Develop workforce capabilities to meet present and future demands

- Continue to attract, develop and retain underwriters and operational support
- Create predictable talent pipeline by investing in "early-in-career" programs (internships, rotations)
- Commit to intentional cross-functional development (build redundancy of key skills)



How We Win

Invest in building great people leaders

- Prioritize development of mid-level people managers
- Build muscle to deliver expected outcomes with pragmatic focus on adjusted net income per employee
- Monitor and develop "over the horizon" skills that may impact our business model



Chris Uchida
Chief Financial Officer

Palomar 2X and Modeling Update

Palomar®

Palomar 2X – Original Framework

PALOMAR 2X PHILOSOPHY WAS INTRODUCED DURING THE 2022 INVESTOR DAY

Initial financial objectives included:

- Double underwriting income over an intermediate timeframe
- Adjusted ROE greater than 20%
- Organic growth strategy

New For 2025

- Double adjusted net income over an intermediate timeframe (3-5 years)

Available levers to enhance execution:

- Growth in our capital base provides the flexibility to increase our risk participation over time


Palomar Financials – The Path To 2X
Strategic Objectives:
Illustrative view of how our premium contributes to the bottom line
What is Palomar 2X?
What Palomar may look like at 2X, an illustrative "what if" – with our current products
Capital adequacy to facilitate Palomar 2X
Review Guidance
Highlights and Takeaways:
We believe we can achieve Palomar 2X organically with our current product suite and will share:
An illustrative case study demonstrating how different lines of business impact financial metr
What we mean when we say Binary, Fee, and Underwriting income
Sufficient capital base to facilitate long term growth
Financials – Illustration Definitions
Palomar
Financials – 2021 Illustrative Example
Palomar 2X Illustrative Example
Palomar

Palomar 2X – Execution Versus First Cohort

INITIAL 2021 PALOMAR 2X GOALS ACHIEVED WITHIN 3 YEARS

	2022 Investor Day Palomar 2X Illustration			Performance Above Goal
Underwriting Income (Ex-Overhead and Ex-Cat)	2021 $110.0M	Goal $220.0M	2024 Actuals $256.9M	+17%

	Execution Versus First Cohort			Performance Above Goal
Adjusted Underwriting Income (Ex-Overhead and Ex-Cat)	2021 $105.6M	Goal $211.1M	2024 Actuals $256.9M	+22%
Adjusted Underwriting Income	2021 $55.9M	Goal $111.8M	2024 Actuals $134.1M	+20%
Adjusted Net Income[(1)]	2021 $52.4M	Goal $104.9M	2024 Actuals $133.5M	+27%
Adjusted Return on Equity	2021 14%	Goal 20%	2024 Actuals 22%	+10%

1. Adjusted Net Income is the new Palomar 2X metric

2025 Full Year Guidance

GUIDANCE RANGE IMPLIES EXCEEDING 2022 PALOMAR 2X GOAL IN THREE YEARS

2025 FULL YEAR OUTLOOK

ADJUSTED NET INCOME

$180M–$192M

CURRENT RANGE IMPLIES:

- Adjusted net income growth of 39% at the midpoint of the guidance range
- Midpoint of guidance range implies an adjusted ROE above Palomar 2X goal of 20%
- Includes $8M–$12M of catastrophe losses in 2025

	2022 Actuals	2022 Goal	2023 Actuals	2023 Goal	2024 Actuals	2024 Goal
Adjusted Net Income	$71.3M	$142.7M	$93.5M	$187.0M	$133.5M	$267.0M

Palomar 2X – Modeling Update

2023-2024 GROSS EARNED PREMIUM AND NET EARNED PREMIUM RATIO


Increase in GEP and decrease in NEP ratio are due to Crop Business Q3 seasonality
$225
$242
$272
$277
$303
$327
$396
$372
37.0%
34.3%
31.6%
33.9%
35.6%
37.4%
34.3%
39.0%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
NEP Ratio
Gross Earned Premium(1)

1. Gross Earned Premium in $M

Palomar 2X – Modeling Update

2023-2024 NET EARNED PREMIUM


6/1/2023 XOL placement caused decrease in NEP Ratio
Decrease in NEP Ratio due to Crop business seasonality
$83
37.0%
$83
34.3%
$86
31.6%
$94
33.9%
$108
35.6%
$122
37.4%
$136
34.3%
$145
39.0%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Net Earned Premium(1)
Net Earned Premium Ratio

1. Net earned premium in $M

Palomar 2X – Modeling Update

2023-2024 ACQUISITION EXPENSE


Decrease in Acquisition Expense Ratio due to Crop business seasonality
$26
$26
$27
$29
$32
$36
$41
$41
11.4%
10.8%
9.9%
10.5%
10.5%
11.0%
10.5%
10.9%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Acquisition Expense(1)
Acquisition Expense Ratio

1. Acquisition expense in $M

Palomar 2X – Modeling Update

2023-2024 ADJUSTED UNDERWRITING EXPENSE


Decrease in Adjusted Underwriting Expense Ratio due to Crop business seasonality
$15
$17
$18
$19
$21
$24
$24
$27
6.8%
6.9%
6.7%
6.9%
6.8%
7.3%
5.9%
7.2%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Adjusted UW Expense(1)
Adjusted UW Expense Ratio

1. Adjusted UW expense in $M

Palomar 2X – Modeling Update

THIRD QUARTER CROP SEASONALITY AND ITS IMPACT ON NET EARNED PREMIUM RATIO


$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
45%
43%
41%
39%
37%
35%
33%
31%
29%
27%
25%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Net earned premiums (1)
Gross Earned Premium (1)
NEP Ratio

1. Gross and net earned premium in $M

Crop Season at Palomar

Moving forward, our third quarter results will experience seasonality due to our Crop business:

- Gross and Net Earned Premium will continue to increase for the year but will be seasonally higher in the third quarter
  - The fourth quarter will be more in line with the overall growth trend for the year, but sequentially, we expect both to be lower in the fourth quarter
- Based on our expected participation, we expect the Net Earned Premium ratio to approach 40% for the year, increasing from 36.5% in 2024, with the seasonal low point in the third quarter of the year and continuing to increase from there, similar to prior years pattern

Palomar 2X – Modeling Update

THIRD QUARTER CROP SEASONALITY AND ITS IMPACT ON ACQUISITION AND ADJUSTED UNDERWRITING EXPENSE RATIOS


$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Net earned premiums (1)
Gross Earned Premium (1)
Adjusted UW Expense Ratio
Acquisition Expense Ratio

Crop Season at Palomar

Continued:

- Acquisition Expense will continue to increase
    - We expect the Acquisition Expense Ratio to be flatter for the year, 10.7% in 2024, with a seasonal dip in the third quarter
- Adjusted UW Expense will continue to increase
    - We expect the Adjusted UW Expense Ratio to be flatter for the year, 6.8% in 2024, with a seasonal dip in the third quarter
- While not shown, on a typical combined ratio basis, we expect our Loss Ratio for the year to be in the low 30's for the year with a seasonal spike in the third quarter closer to the low 40's

1. Gross and net earned premium in $M

Investment Overview

HIGH QUALITY, LIQUID INVESTMENT PORTFOLIO PROVIDES COMPLEMENTARY EARNINGS STREAM

Objectives: Maintain liquidity, preserve capital, and generate investment income within a comprehensive risk management framework.

Portfolio Construction: We primarily own high quality, liquid corporate bonds and mortgage-backed securities with an appropriate level of cash and cash equivalents. We have a modest allocation to high yield bonds and to the broad equity market, which we access through ownership of passive equity index ETFs.

High Quality Orientation: We prioritize high quality assets given currently inadequate compensation for credit risk.

Weighted Average Duration:	Average Fixed Income Book Yield:
4.04 Years	**4.6%**

Average Portfolio Credit Quality:	Average Yield on New Investments in Q4 2024:
"A" S&P	**5.3%**


$1 Billion
Total Investment Portfolio
47%
25%
14%
5%
4%
3%
2%
1%
Corporate Bonds
MBS / CMBS
ABS
Equities
Municipal Bonds
Treasurys/Agencies
Cash
Corporate HY Bonds


Palomar Portfolio:
Credit Rating
14%
34%
26%
25%
1%
AAA
AA
A
BBB
High Yield

Q&A

Palomar®

Closing Remarks

Palomar®

Closing Remarks

PALOMAR IS BUILDING A SPECIALTY MARKET LEADER

PLMR 2X: It is a philosophy that will sustain profitable growth

Growth: The growth vectors are numerous which affords Palomar the ability to be deliberate if not conservative

We are Investing: Investments across the organization will persist and drive long-term scale and operating leverage

Underwriting & Risk Transfer: Our conservative underwriting & risk management ensure steady returns without sacrificing growth

We have the team: Our team has the experience, expertise and desire to build a best-in-class specialty insurer

THANK YOU FOR YOUR TIME

Appendix

Palomar®

Reconciliation of Non-GAAP Measures Used in this Presentation

WITHIN THIS PRESENTATION, WE HAVE USED CERTAIN NON-GAAP MEASURES.
THESE MEASURES RECONCILE TO THEIR MOST COMPARABLE GAAP MEASURES AS FOLLOWS:

	Year Ended December 31,					
(in thousands)	2024	2023	2022	2021	2020	2019
Net income	**$117,573**	**$79,201**	**$52,170**	**$45,847**	**$6,257**	**$10,621**
Adjustments:						
Net realized and unrealized losses (gains) on investments	(4,568)	(2,941)	7,529	(1,277)	(1,488)	(4,443)
Expenses associated with transactions	1,479	706	130	563	708	3,007
Stock-based compensation expense	16,685	14,913	11,624	5,584	2,167	24,103
Amortization of intangibles	1,558	1,481	1,255	1,251	—	—
Expenses associated with retirement of debt	—	—	—	—	—	1,297
Expenses associated with catastrophe bond	2,483	1,640	1,992	1,704	399	—
Tax impact	(1,699)	(1,480)	(3,366)	(1,238)	(338)	(171)
Adjusted net income	**$133,511**	**$93,520**	**$71,334**	**$52,434**	**$7,705**	**$34,414**

Reconciliation of Non-GAAP Measures Used in this Presentation

WITHIN THIS PRESENTATION, WE HAVE USED CERTAIN NON-GAAP MEASURES. THESE MEASURES RECONCILE TO THEIR MOST COMPARABLE GAAP MEASURES AS FOLLOWS:

	Year Ended December 31,			
(in thousands)	2024	2023	2022	2021
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$398,745	$265,142	$254,390	$187,005
Denominator: Net earned premiums	$510,687	$345,913	$316,466	$233,826
Combined ratio	78.1%	76.6%	80.4%	80.0%
Adjustments to numerator:				
Expenses associated with transactions	$(1,479)	$(706)	$(130)	$(563)
Stock-based compensation expense	(16,685)	(14,913)	(11,624)	(5,584)
Amortization of intangibles	(1,558)	(1,481)	(1,255)	(1,251)
Expenses associated with catastrophe bond	(2,483)	(1,640)	(1,992)	(1,704)
Adjusted combined ratio	**73.7%**	**71.2%**	**75.6%**	**76.1%**

Reconciliation of Non-GAAP Measures Used in this Presentation

WITHIN THIS PRESENTATION, WE HAVE USED CERTAIN NON-GAAP MEASURES. THESE MEASURES RECONCILE TO THEIR MOST COMPARABLE GAAP MEASURES AS FOLLOWS:

	Year Ended December 31,			
(in thousands)	2024	2023	2022	2021
Annualized adjusted net income	$133,511	$93,520	$71,334	$52,434
Average stockholders' equity	$600,140	$428,002	$389,461	$378,941
Annualized adjusted return on equity	**22.2%**	**21.9%**	**18.3%**	**13.8%**
Income before income taxes	$151,196	$103,642	$ 67,551	$ 57,138
Net investment income	(35,824)	(23,705)	(13,877)	(9,080)
Net realized and unrealized losses (gains) on investments	(4,568)	(2,941)	7,529	(1,277)
Interest expense	1,138	3,775	873	40
Underwriting income	**$111,942**	**$ 80,771**	**$ 62,076**	**$ 46,821**
Expenses associated with transactions	1,479	706	130	563
Stock-based compensation expense	16,685	14,913	11,624	5,584
Amortization of intangibles	1,558	1,481	1,255	1,251
Expenses associated with catastrophe bond	2,483	1,640	1,992	1,704
Adjusted underwriting income	**$134,147**	**$ 99,511**	**$ 77,077**	**$ 55,923**

Beginning in 2022, we modified our definition of adjusted net income to adjust for the net realized and unrealized gains and losses. We believe adding this adjustment provides a more meaningful comparison to our performance. We have modified the prior period figures accordingly